MONY Life Insurance Company of America

1740 Broadway

New York, New York 10019

1-800-487-6669

Supplement Dated July 2, 2004

To The Prospectus

dated May 1, 2003

For The Guaranteed Interest Account with Market Value Adjustment under Flexible Payment

Variable Annuity Contracts

MONY America Variable Account A

Supplement Dated July 2, 2004

To The Prospectuses

dated May 3, 2004 and May 4, 2004

For The Individual Flexible Payment Variable Annuity Contract

Until further notice, investments in the Guaranteed Interest Account with Market Value Adjustment are limited as follows. You may not make any unscheduled purchase payments or transfers, or initiate any rollovers after the maturity date of an existing accumulation period, to the Guaranteed Interest Account with Market Value Adjustment. However, funds you currently have allocated to the Guaranteed Interest Account with Market Value Adjustment may remain invested under your Contract terms.

There are over 40 subaccounts investing in underlying mutual funds that currently are available as other investment options under your Contract. Please contact your agent or call us at 1-800-487-6669 to discuss these options. We will be in touch with you soon to provide you with further information concerning the availability of the Guaranteed Interest Account with Market Value Adjustment.

Please keep this supplement with your prospectus for further reference.